California Municipal Cash Trust

Cash II Shares
(A Portfolio of Money Market Obligations Trust)
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Supplement to Prospectus dated December 18, 2000

Please delete the fee table in its entirety and replace with the following:

WHAT ARE THE FUND'S FEES AND EXPENSES?


california municipal cash trust

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Cash II Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as   None
a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage
of original purchase price or redemption proceeds, as  None
applicable)
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions) (as a percentage   None
of offering price)
Redemption Fee (as a percentage of amount redeemed,    None
if applicable)
Exchange Fee                                           None

Annual Fund Operating Expenses (Before Waivers)(1)
Expenses That are Deducted From Fund Assets (as a
percentage of average net assets)
Management Fee (2)                                     0.50%
Distribution (12b-1) Fee (3)                           0.20%
Shareholder Services Fee (4)                           0.25%
Other Expenses                                         0.14%
Total Annual Fund Operating Expenses                   1.09%
1 Although not contractually obligated to do so, the adviser, the distributor and the shareholder service provider expect to waive certain amounts. These are shown below along with the net expenses the Fund expects to actually pay for the fiscal year ending October 31, 2001.
  Total Waivers of Fund Expenses                       0.51%
  Total Actual Annual Fund Operating Expenses (after   0.58%
  waivers)
2 The adviser expects to voluntarily waive a portion of the management fee. The adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.11% for the fiscal year ending October 31, 2001.
3 The distributor expects to voluntarily waive a portion of the distribution (12b-1) fee. The distributor can terminate this anticipated voluntary waiver at any time. The distribution (12b-1) fee paid by the Fund's Cash II Shares (after the anticipated voluntary waiver) is expected to be 0.15% for the fiscal year ending October 31, 2001.
4 The shareholder services provider expects to voluntarily waive a portion of the shareholders sevices fee. The shareholder services provider can terminate this anticipated voluntary waiver at any time. The shareholders services fee paid by the Fund's Cash II Shares (after the anticipated voluntary waiver) is expected to be 0.18% for the fiscal year ending October 31, 2001.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Cash II Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund's Cash II Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Cash II Shares operating expenses are before waivers as estimated in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year                   $111
3 Years                  $347
5 Years                  $601
10 Years                $1,329

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                                                                  April 27, 2001

Cusip 60934N179

26450 (4/01)